Exhibit 99.1

US GOLD EXPLORATION UPDATE
ENCOURAGING RESULTS; BEST GRADE: 0.73 opt over 5 ft.

Denver, Colorado (April 10, 2007) - US GOLD CORPORATION (AMEX:UXG - TSX: UXG) is pleased to announce encouraging exploration results, including 0.73 ounces per ton (opt) over 5 feet within a larger intercept of 0.097 opt over 59.5 feet, from its Tonkin gold project. This high-grade occurrence is located in a flat lying northeast oriented structure, which is a prominent feature of major gold discoveries on the Cortez and Carlin Trends. Drilling also encountered mineralization of 0.096 opt over 14 feet in a vertical structure, which was the first such occurrence encountered on the property.

US Gold is now merging the land positions and geologic data acquired in the recent takeover of White Knight Resources, Nevada Pacific Gold, and Tone Resources, in order to advance exploration on what US Gold believes are highly prospective properties.

“US Gold has reached a significant milestone. Our consolidation of four companies into one creates a strategic land position that rivals Barrick’s Cortez Joint Venture, where past production, current reserves and mineralized material of 33 million ounces of gold have been discovered,” stated Rob McEwen, Chairman and CEO. “I am excited about US Gold’s prospects and the potential for discovering another large gold deposit in the Cortez Trend.”

EXPLORATION RESULTS

Exploration drilling has been focused around known mineralization and past producing areas to better understand the geology, and to test for new mineralization. We refer to these areas as Middle, Southern, and Rooster as shown on Figure 1. Complete assay results since the last exploration update are available in the attached Table 1.

Middle Area

High-Grade Gold — 0.73 opt over 5 feet

The best result of 0.73 opt over 5 feet was encountered 75 feet northeast of a historic high-grade intercept. It is contained in a northeast and flat-lying structure which is a prominent and common feature of major gold discoveries on both the Cortez and Carlin Trends. In addition, it expands the known area of high-grade mineralization. The significant results are summarized below:

Hole 44	0.097 gold opt over 59.5 feet	(3.301 gold gpt over 18.1 m)
Including	0.730 gold opt over 5 feet	(25.00 gold gpt over 3.05 m)

Hole 34	0.044 gold opt over 84 feet	(1.500 gold gpt over 25.6 m)
Including	0.125 gold opt over 16.5 feet	(4.285 gold gpt over 5.03 m)

In addition, drilling in the Middle Area encountered the first vertical feature, and further drilling is underway to determine its potential. A vertical feature is significant because it could represent a deep feeder structure. The most significant results obtained are:

Hole 54	0.037 gold opt over 10 feet	(1.265 gold gpt over 3.05 m)
	0.040 gold opt over 15 feet	(1.379 gold gpt over 4.57 m)

Hole 57	0.093 gold opt over 14 feet	(3.186 gold gpt over 4.27 m)

Southern Area

Deep Drilling, Extending Mineralization to Depth

Drilling targeted a new area east and southeast of favorable results obtained last fall. The highlights are summarized below:

Hole 51	0.138 gold opt over 24 feet	(4.713 gold gpt over 7.32 m)
Including	0.250 gold opt over 3 feet	(8.570 gold gpt over 0.91 m)
	0.193 gold opt over 15 feet	(6.603 gold gpt over 4.57 m)
Including	0.235 gold opt over 10.5 feet	(8.026 gold gpt over 3.20 m)

Significant mineralization was encountered between two known gold resources. Future drilling will look to connect these areas of known mineralization. The highlights from these holes are shown below:

Hole 59	0.056 gold opt over 38 feet	(1.243 gold gpt over 11.6 m)
Including	0.126 gold opt over 10 feet	(4.308 gold gpt over 3.05 m)

Hole 66	0.098 gold opt over 20 feet	(3.369 gold gpt over 6.1 m)
Including	0.150 gold opt over 10 feet	(5.147 gold gpt over 3.05 m)

Hole 68	0.056 gold opt over 10 feet	(1.898 gold gpt over 3.05 m)
Including	0.100 gold opt over 5 feet	(3.420 gold gpt over 1.52 m)

Rooster Area

Results from drilling in and around the large resource at Rooster confirmed the known mineralization, however drilling met with limited success expanding the resource laterally and to depth. Results below are important because they confirm the existing resource:

Hole 27	0.039 gold opt over 40 feet	(1.334 gold gpt over 12.2 m)
Including	0.059 gold opt over 20 feet	(2.018 gold gpt over 6.1 m)
	0.053 gold opt over 50 feet	(1.813 gold gpt over 15.2 m)
	0.040 gold opt over 40 feet	(1.368 gold gpt over 12.2 m)

Hole 29	0.044 gold opt over 54.3 feet	(1.505 gold gpt over 16.6 m)
Including	0.062 gold opt over 30 feet	(2.120 gold gpt over 9.1 m)

Hole 61	0.042 gold opt over 32 feet	(1.444 gold gpt over 9.76 m)
Including	0.151 gold opt over 5.5 feet	(5.164 gold gpt over 1.68 m)
	0.039 gold opt over 42.5 feet	(1.325 gold gpt over 12.96 m)

Exploration will continue in the mine corridor and expand into new areas throughout the coming year.

ABOUT US GOLD

US Gold is a United States based gold exploration company aggressively exploring Nevada’s Cortez Trend. US Gold’s Tonkin project is 44 square miles and centered in the middle of the Cortez Trend. Shares of the Company are traded on the AMEX and TSX under the symbol UXG. Visit www.usgold.com for more information.

QUALIFIED PERSON

This news release has been prepared under the guidance of Steve Brown, Senior Geologist and Project Manager, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Tonkin Springs property. All samples were analyzed by ALS Chemex of Winnemucca, Nevada.

All assays are uncut, with analysis conducted by ALS Chemex utilizing a 30 gram fire assay change with an AA finish. Sample length is by geologic boundary with a maximum 5 foot length and core recovery averages 95-98%. Quality assurance/quality control is assured by inserting standards and blanks every 40th sample and check assays sent to second lab every 20th sample.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and those set forth in the registration statements referenced above, under the caption “Risk Factors” and other filings with the SEC. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

William F. Pass	Ana Aguirre
Vice President and Chief Financial Officer	Investor Relations
Tel: (303) 238-1438	Tel: (647) 258-0395
Fax: (303 238-1724	Toll Free: (866) 441-0690
bill@usgold.com	Fax: (647) 258-0408
165 South Union, Suite 565	info@usgold.com
Lakewood, CO 80228	99 George Street, 3rd Floor
Toronto, ON M5A 2N4

Table 1 — Assay Results

Hole	Target	Hole	Assay Interval		Gold Assay		Gold Assay		Purpose &
No.	Area	Length							Results
		(feet)	From	To	Length	Ounces per	Length	Grams per
		(< Angle)	(feet)	(feet)	(feet)	ton	(meters)	tonne
SOUTHERN AREA
28	Southern	1762	577	58	11	0.010	3.35	0.342	Testing target area
		(-50)

32	Southern	1727							No significant gold
		(-50°)

35	Southern	300							No significant gold
		(-90°)

36	Southern	100	50	60	10	0.013	3.05	0.445	Gold in tertiary volcanics
		(-90°)

42	Southern	895	215	230	15	0.071	4.57	2.428	Confirmed
		(-90°)	485	495	10	0.025	3.05	0.855	resource, tested deeper

51	Southern	947.5	210	224	14.0	0.012	3.20	0.425	Confirmed resource
		(-90º)	275	299	24	0.138	7.32	4.713	and extended deeper
		including	293	296	3	0.250	0.91	8.570	mineralization
			311	328.5	15	0.193	4.57	6.603
		including	318	328.5	10.5	0.235	3.20	8.026
			520	528	8	0.043	2.44	1.475
			620	626	6	0.096	1.83	3.283
			663	675	12	0.021	3.66	0.717
		including	663	668	5	0.043	1.52	1.471
52	Southern	884.5	143.5	156	12.5	0.091	3.81	0.640	Confirmed resource
		(-90º)	334	344	10	0.076	3.05	2.616	and extended deeper
			339	344	5	0.105	1.52	3.591	mineralization
			512	524.5	12.5	0.059	3.81	2.001
			516	520	4	0.118	1.22	4.036

53	Southern	1000	30	40	10	0.014	3.05	0.479	Confirmed
		(-50°)	80	105	25	0.042	7.62	1.438	resource, tested west limit
		including	90	95	5	0.104	1.52	3.562	of deeper mineralization
			560	570	10	0.010	3.05	0.342

55	Southern	1060	125	135	10	0.010	3.05	0.359	Confirmed
		(-55º)	375	385	10	0.040	3.05	1.368	resource, tested west limit
			675	685	10	0.014	3.05	0.479	of deeper mineralization

59	Southern	1421	302	340	38	0.056	11.58	1.908	Intersected
		including	317	327	10	0.126	3.05	4.308	significant mineralization
		(-50°)							in undrilled area
									between resources

63	Southern	935	75	85	10	0.065	3.05	2.223	Intersected deeper
		(-90º)	280	290	10	0.011	3.05	0.376	mineralization beneath
			310	340	30	0.050	9.15	1.710	previous drilling and in
			490	500	10	0.010	3.05	0.342	between resources
			740	750	10	0.013	3.05	0.428

65	Southern	755	220	235	15	0.026	4.57	0.901	Confirmed
		(-90º)	305	310	5	0.031	1.52	1.060	resource, defined NW limit
			410	430	20	0.012	6.10	0.402	of deeper mineralization
			420	430	10	0.013	3.05	0.445

66	Southern	912	115	135	20	0.098	6.10	3.369	Intersected
		including	125	135	10	0.150	3.05	5.147	mineralization
		(-90º)	215	245	30	0.022	9.15	0.753	between resources

68	Southern	1143	325	335	10	0.056	3.05	1.898	Intersected
		including	325	330	5	0.100	1.52	3.420	mineralization
		(-60º)							between resources

70	Southern	1424	802.5	813.5	11	0.013	3.53	0.445	Tested for feeder
		(-50°)							beneath resource

71	Southern	996	98	111.5	13.5	0.015	4.12	0.502	Test undrilled area
		(-90º)							between resources

73	Southern	919	350	365	15	0.014	4.57	0.490	Test undrilled area
		(-90º)							between resources

Hole	Target	Hole	Assay Interval		Gold Assay		Gold Assay		Purpose &
No.	Area	Length							Results
		(feet)	From	To	Length	Ounces per	Length	Grams per
		(< Angle)	(feet)	(feet)	(feet)	ton	(meters)	tonne
MIDDLE AREA
25	Middle	2032							No significant gold
		(-70°)

31	Middle	2032							No significant gold
		(-50°)

34	Middle	1708	83	89	6	0.069	1.83	2.363	Confirmed grade
		(-50°)	118	202	84	0.044	25.61	1.500	and lateral depth extensions
			151.5	168	16.5	0.125	5.03	4.274	of known resource

41	Middle	1339							No significant gold
		(-50°)

44	Middle	1884	152.5	212	59.5	0.097	18.14	3.306	Extended historic
		including	163	168	5	0.730	1.52	25.00	0.6 opt mineralization
		(-90°)

47	Middle	1921.5	830	840	10	0.016	3.05	0.555	Testing target area
		(-50°)

54	Middle	1160	170	180	10	0.013	3.05	0.445	Extended resource
		(-60)	190	200	10	0.037	3.05	1.265	250 feet southeast
			270	285	15	0.040	4.57	1.379
			335	345	10	0.010	3.05	0.359

56	Middle	1468	83	90	7	0.015	2.13	0.523	Confirmed resource
		(-50°)	210	225	15	0.044	4.57	1.518

57	Middle	1894	313	323	10	0.011	3.05	0.376	Deeper
		(-50°)	619	633	14	0.093	4.27	3.185	mineralization +400 feet
			905	918	13	0.015	3.96	0.513	below resource, indicates
									possible feeder

60	Middle	920	265	270	5	0.010	1.52	0.330	Intersected gold in
	(-50°)								tertiary volcanics above
									sedimentary contact

64	Middle	430							No significant gold
		(-90)

76	Middle	1191	67	79	12.30	0.011	3.75	0.377	Tested for feeder
		(-90º)	257	268	11.00	0.011	3.35	0.379	beneath resource,
			292	307	15.00	0.012	4.57	0.399	confirmed resource
			342	357	15.00	0.014	4.57	0.467

Hole	Target	Hole	Assay Interval		Gold Assay		Gold Assay		Purpose &
No.	Area	Length							Results
		(feet)	From	To	Length	Ounces per	Length	Grams per
		(< Angle)	(feet)	(feet)	(feet)	ton	(meters)	tonne
ROOSTER AREA
27	Rooster	1000	10	25	15	0.011	4.57	0.376	Confirmed
		(-50°)	55	95	40	0.039	12.20	1.334	resource, infilled
		including	70	90	20	0.059	6.10	2.018	with angle hole
			135	200	65	0.020	19.82	0.684
		including	190	195	5	0.046	1.52	1.573
			270	320	50	0.053	15.24	1.813
		including	270	315	45	0.058	13.72	1.983
			360	370	10	0.021	3.05	0.718
			415	455	40	0.040	12.20	1.368
		including	430	455	25	0.049	7.62	1.676
			465	475	10	0.025	3.05	0.855
			495	515	20	0.019	6.10	0.650

29	Rooster	1873	290.7	345	54.3	0.044	16.55	1.505	Confirmed
		including	306	336	30	0.062	9.15	2.123	resource, infilled
		(-55°)	371	382	11	0.012	3.35	0.410	with angle hole
			446	458	12	0.015	3.66	0.513
			461	505	44	0.016	13.41	0.547
			506	514	8	0.024	2.44	0.821
			561	583	22	0.033	6.71	0.992

33	Rooster	1764							No significant gold
		(-50)
38	Rooster	840	40	80	40	0.017	12.20	0.581	Confirmed
		(-60°)	150	175	25	0.026	7.62	0.896	resource, infilled
			205	220	15	0.017	4.57	0.582	with angle hole
			265	290	25	0.017	7.62	0.582
			295	310	15	0.019	4.57	0.661
			475	485	10	0.012	3.05	0.411
			490	500	10	0.055	3.05	1.884
			525	535	10	0.024	3.05	0.822
			645	660	15	0.018	4.57	0.616
			800	810	10	0.010	3.05	0.342

39	Rooster	1422							No significant gold
		(-70°)

40	Rooster	1846	61.8	85	23.2	0.043	7.07	1.471	Confirmed resource
		including	67	73.1	6.1	0.113	1.86	3.881

43	Rooster	1127	32	42	10	0.012	3.05	0.409	Confirmed resource
		(-60°)	52	77	25	0.026	7.62	0.722
			356	367	11	0.016	3.35	0.548
		including	359.5	360	0.5	0.119	0.15	4.075

45	Rooster	1071.5							No significant gold
		(-55)

Hole	Target	Hole	Assay Interval		Gold Assay		Gold Assay		Purpose &
No.	Area	Length							Results
		(feet)	From	To	Length	Ounces per	Length	Grams per
		(< Angle)	(feet)	(feet)	(feet)	ton	(meters)	tonne
ROOSTER AREA (continued)
46	Rooster	1050	35	45	10	0.027	3.05	0.940	Confirmed
		(-60°)	55	65	10	0.010	3.05	0.359	resource, infilled
			80	90	10	0.015	3.05	0.513	with angle hole
			100	120	20	0.014	6.10	0.487
			165	185	20	0.024	6.10	0.821
			365	380	15	0.018	4.57	0.604
			460	470	10	0.010	3.05	0.359
			520	530	10	0.010	3.05	0.359

48	Rooster	1415	41	60	19	0.025	5.79	0.870	Confirms resource,
		including	56	60	4	0.065	1.22	2.230	infilled with angle hole
		(-80°)	115	130	15	0.014	4.57	0.479

49	Rooster	1740.5	275	295	20	0.013	6.10	0.460	Test western horst
		(-45°)	420	432	12	0.013	3.66	0.450	margin

50	Rooster	1415	30	57	27	0.028	8.23	0.954	Intersected
		including	41	44	3	0.060	0.91	2.050	significant shallow
		including	44	47	3	0.046	0.91	1.585	mineralization in undrilled
		(-80°)	203	214	11	0.012	3.35	0.411	area between resources

61	Rooster	1294	347	379	32	0.042	9.76	1.444	Confirmed resource
		(-75º)	352.5	358	5.5	0.151	1.68	5.164	and extended
			404	446.5	42.5	0.039	12.96	1.325	mineralization 400 feet
			455	462	7	0.044	2.13	1.495	to depth and NE 390 feet
			472.5	481.5	9	0.011	2.74	0.382
			513.5	539	25.5	0.016	7.77	0.548

67	Rooster	1180	195	205	10	0.025	3.05	0.855	Confirmed resource
		(-90º)	245	260	15	0.021	4.57	0.718
			275	285	10	0.040	3.05	1.351
			325	340	15	0.016	4.57	0.547
			415	425	10	0.010	3.05	0.342
			445	465	20	0.015	6.10	0.504
			490	500	10	0.019	3.05	0.633
			585	595	10	0.015	3.05	0.530

69	Rooster	916	10	20	10	0.032	3.05	1.111	Tested for feeders
		(-50º)	165	190	25	0.027	7.62	0.923	at depth, confirmed resource

72	Rooster	500	0	10	10	0.022	3.05	0.752	Tested new target
		(-50º)

74	Rooster	439							No significant gold
		(-45º)

75	Rooster	964	39	64	25	0.025	7.62	0.845	New target from soil geochem
		(-50º)	41	54	13	0.039	3.96	1.336
			114	119	5	0.021	1.52	0.718
			414.5	429	14.5	0.080	4.42	2.722
			425	429	4	0.215	1.22	7.353